Exhibit 99.2

SECOND QUARTER 2021 EARNINGS PRESENTAT I ON A u gust 16 , 2 0 21

The statements contained in this presentation that are not purely historical are forward - looking statements and involve a number of risks and uncertainties. Our forward - looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this presentation in relation to Atlas has been provided by Atlas and its management team, and forward - looking statements include statements relating to Atlas’ management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and variations of such words and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking. The forward - looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward - looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward - looking statements. These risks and uncertainties include, but are not limited to: (1) the ability to maintain the listing of the Company’s shares of Class A common stock on Nasdaq; (2) the ability to recognize the anticipated benefits of the business combination or acquisitions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (3) costs related to acquisitions; (4) changes in applicable laws or regulations; (5) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors, including as a result of COVID - 19; and (6) other risks and uncertainties indicated from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. Given these risks and uncertainties, you are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date of this presentation . Except as otherwise required by applicable law, we disclaim any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation . 2 FORWARD LOOKING STATEMENTS

AGENDA B u sin ess O v e r v iew L. Joe Boyer Chief E x ecu t ive Of f icer F i n a n c i a l O v e r v iew & Outlook David Quinn Chief F i nan cial Of f icer 3

A LEADING NATIONAL TECHNICAL SERVICES PLATFORM

Specialized provider of testing, inspection, environmental and engineering services to support and maintain critical infrastructure

Q2 2021 HEADLINES

Revenue and Margin Growth	Positioned to Benefit from Strong Market Tailwinds	Outlook Supported by Record Backlog and New Awards

ESSENTIAL PROVIDER OF MISSION CRITICAL SERVICES

- Testing, Inspection & Certification
- Environmental Solutions
- Engineering & Design
- Program, Construction, & Quality Management

SOUTH DAKOTA SANFORD UNDERGROUND RESEARCH COMPOUND'S LONG-BASELINE NEUTRINO FACILITY (LBNF)



Atlas has provided certified welding inspection, concrete and soil testing, storm water sampling, and health and safety services over the past two years. Atlas will also perform quality inspection services for the compound.

ENR Top Environmental Management Firm #9

ENR Top Construction Management Firm #15

ENR Top Program Management Firm #47

4

Q2 2021 HIGHLIGHTS

Strong performance, sales momentum and new acquisitions expand the platform


Gross Revenue
$131.6M
Adj. EBITDA[2]
$18.2M
Adj. EPS[2,3]
$0.11
Backlog
$751M

- Gross revenues up **16.7%** YoY, driven by strong organic growth[1] of ~6% and contributions from M&A
- Net revenue[2] increased **16.0%** YoY, reflecting the continued increase of self-performance and cross-selling while reducing reliance on third party providers. Experiencing some wage rate inflation, mitigating via 90% cost reimbursable contract structure
- Adj. EBITDA[2] at **17.1%** of net revenues, in line with expectations, up **17.9%** over Q2 2020
- Adjusted net income[2] of **$0.11** per share[3]
- AEL acquisition broadens reach of infrastructure services while strengthening cross-selling capabilities in the New York Tri-State Area. OSG acquisition broadens reach into Pacific Northwest with specialty light rail and environmental expertise
- Backlog up sequentially to a **record $751 million,** excluding ~$150 million of new awards pending contract execution

1. Organic growth is defined as total revenue growth less revenue acquired for the comparable pre-acquisition period.
2. Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.
3. Period over period EPS comparison reflects differences in weighted average Class A share counts. At Q2 2020, Class A Share Count was 5,767,342; Current Class A Share Count 30,633,366.

5

MARKET TAILWINDS DRIVING GROWTH

Atlas is well-positioned to capitalize on market tailwinds and the proposed Federal Infrastructure Bill

BUSINESS GROWTH DRIVERS

Aging Infrastructure
Increased investment dedicated to deteriorating US infrastructure

Safety & Reliability
Recent building & bridge collapse tragedies drive growing demand for higher safety, and regulatory code compliance environment

High Growth States
Population growth demands; states being creative in alternative funding sources for infrastructure projects rather than waiting on federal funding

Outsourcing
Continued outsourcing by State DOTs and cities/municipalities for project & quality assurance services that were traditionally self-performed

Environmental, Social & Governance (ESG)
Increased public awareness; investment in sustainability and societal impacts of infrastructure assets; desire for healthy buildings driven by pandemic & ESG focus

Technology & Innovation
Clients' desire to partner with firms that can deliver high-tech solutions for quality, cost, time, and resource efficiency

PROPOSED INFRASTRUCTURE BILL ACCESSIBLE IN ATLAS MARKETS



Atlas has the potential to participate in most of the ~$1.0T of proposed investments in the Federal Infrastructure Bill



Largest components are transportation, infrastructure and other government based work, consistent with our core services



Other top priorities include environmental, resiliency, electric vehicle infrastructure – all areas where Atlas provides value

6

ENVIRONMENTAL SOLUTIONS HIGHLIGHT

Ensuring a safe & healthy school environment

Q2 2021 REVENUE BY PROFESSIONAL SERVICES

STRONG Q2 2021 ENVIRONMENTAL REVENUE

Supporting our clients with sustainable solutions for enduring environmental, societal and economic benefits


17%
33%
15%
35%

33%	Testing, Inspection & Certification Services (TIC)
35%	Environmental Solutions (ENV)
17%	Program, Construction & Quality Management (PCQM)
15%	Engineering & Design (E&D)

SUPPORTING HEALTHY K-12 SCHOOLS FROM THE INSIDE OUT

Building Sciences Testing

Analytical testing services to ensure clean drinking water and a healthy building environment





Regulatory Compliance During Construction

Materials testing and special inspections to ensure construction quality and safety

7

ENVIRONMENTAL, SOCIAL & GOVERNANCE

Our Core Business is Inherently Connected by ESG

We believe environmental, social and governance (ESG) issues have a profound impact on our world, and there is a growing need to manage the risks and opportunities associated with it.

Atlas Exists to Help.

KEY PILLARS

Our ESG strategy focuses on three key pillars that address the delicate balance between people and planet; the vital solutions inherent to our work; and the opportunity to make a positive systemic change:

1. **SAFE & HEALTHY INFRASTRUCTURE**
   We enhance the quality and value of vital infrastructure in our communities
2. **SUSTAINABLE & RESILIENT SYSTEMS**
   Our environmental and quality management work protects natural resources people depend on every day
3. **DIVERSE, EQUITABLE, & INCLUSIVE COMMUNITIES**
   We lead with our hearts and apply our diverse talents for equitable and inclusive communities

OUR PROGRESS HIGHLIGHTS

Supporting Healthy Communities with Sustainable Infrastructure
Quality assurance through design, certified materials testing, and program management of infrastructure projects that ensure the health and safety of our communities

Providing Environmental Assessment & Mitigation
Actively helping our clients achieve their ESG goals through analytical testing to resolve environmental concerns associated with air, land and water quality

Strong Corporate Governance Foundation
- Code of Conduct & Ethics
- Supplier Code of Conduct
- Human Rights Policy Statement
- SASB Disclosures
- Ethics & Compliance Committee

Prioritizing Diversity & Inclusion
- Appointed Chief Diversity Officer
- Formed DE&I Council
- Developed DE&I intranet site
- Launched Unconscious Bias Training
- Seven Employee Resource Groups

Atlas CEO signed the CEO Action pledge!

CEO ACT!ON FOR DIVERSITY & INCLUSION

The CEO Action for Diversity & Inclusion™ aims to rally the business community to advance diversity and inclusion within the workplace

Atlas Employee Resource Groups

WOMEN IN BUSINESS
MILITARY VETERANS
PARENTS & CAREGIVERS
YOUNG PROFESSIONALS

8

Q2 2021 KEY WINS BY REGION

Record backlog fueled by key wins across all Atlas services and geographies

Q2 2021 BACKLOG – STRONG VISIBILITY OF FUTURE REVENUE STREAM

West

Strong wins across government, commercial, and education end markets:

- $5.0M – Federal Contract for Construction Quality & Assurance (PCQM)
- $3.2M – Nationwide ACM Surveys for National Retail Store (ENV)
- $1.3M – Real Estate Corporation Construction Materials Testing Contract (TIC)
- $1.0M – UST Compliance Program for University (ENV)
- $1.0M – On-Call NEPA & CEQA Support Services for DOT (PCQM)

Northeast

Solid results in Environmental services and Program, Construction and Quality Management:

- $2.0M – Multi-Year Statewide Brownfield Services (ENV)
- $1.1M – Bridge Compliance Inspections (PCQM)
- $1.1M – Van Wyck Corridor Improvements (PCQM)
- $0.4M – Multi-Year Environmental On-Call for University (ENV)
- $0.4M – Water Booster Station (E&D)



Central

Major Environmental win in housing end market and solid Testing, Inspection & Certification services awards in transportation end market:

- $6.0M –Environmental Due Diligence for Housing Authority (ENV)
- $4.0M – Austin District Construction Materials Testing Contract (TIC)
- $2.5M –Yoakum District Construction Materials Testing Contract (PCQM)
- $2.0M – Tri-District Construction Materials Testing Contract (TIC)
- $2.0M – El Paso District Construction Materials Testing Contract (TIC)

Southeast

High-Impact transportation wins in Engineering & Design, Program, Construction & Quality Management services:

- $10M – Maintenance, Engineering & Inspection Services (PCQM)
- $6.0M – Statewide Subsurface Utility Engineering On-Call Services (PCQM)
- $2.3M – Design of Bass Road – Macon County (E&D)
- $2.0M – Regional Traffic Operations Program Contract (E&D)
- $2.0M – Compliance, Engineering & Inspection Services (PCQM)

9

2021 ACQUISITIONS

Q2 acquisitions accelerate growth while further deleveraging the business

AEL
Atlantic Engineering Laboratories, Inc.

Adds full-service materials testing, inspection, geotechnical, on-site quality control and quality assurance

OSG
O'Neill Service Group

Adds premier construction quality assurance in transportation, rail and environmental water services

Expands ATCX's footprint in NY, NJ, and CT with significant infrastructure spend expected



Deepens ATCX's opportunities for growth in transportation, transit and environmental water projects



Accretive acquisition pipeline remains strong and will continue to fund with a mix of cash and stock to reduce net leverage

10

( Do ll a rs i n M i lli ons) 1. Adjusted EBITDA, Net Revenue, Adjusted Net Income, and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith. Adjusted EBITDA margin calculated as Adjusted EBITDA / Net Revenues. Period over period EPS comparison reflects differences in weighted average Class A share counts. At Q2 2020, Class A Share Count was 5,767,342; Current Class A Share Count 30,633,366. 2. 3. Q2 2021 Q2 2 0 2 0 YoY C h a n g e Gr oss R eve n ue $131.6 $112.7 16.7% N e t Re v e n u e 1 $106.3 $91.6 16.0% Ad j . EB I T D A 1 $18.2 $15.4 17.9% Ad j . EB I T D A M argi n 2 17.1% 16.8% 0.3% Ad j . E PS 3 $0.11 $0.07 N/A Q2 2 0 2 1 Adj. EBITDA SECOND QUARTER FINANCIAL HIGHLIGHTS 11 Resilient bu s iness mo d el continu e s delivering strong resul t s

BALANCE SHEET AND LEVERAGE

Executing on previously communicated capital structure optimization efforts

<3.0x NET LEVERAGE[1] TARGET

ORGANIC GROWTH

Mid to high single digit organic growth in 2021E

CASH GENERATION

$8.4 million of Operating Cash flow YTD 2021

DELEVERAGING M&A

Accretive deals funded with mix of cash and stock

ON TRACK TO ACHIEVE NET LEVERAGE[1] OF 5.5x AT YEAR END

1 Net leverage calculated as (debt – cash) / LTM Covenant Adj. EBITDA including predecessor period of acquisitions.

12

REITERATING FULL YEAR 2021 OUTLOOK

Outlook affirmed with tailwinds and momentum going into 2022

REITERATE FULL YEAR 2021 GUIDANCE

$520M - $540M
GROSS REVENUE

$73M - $80M
ADJ. EBITDA[1]

- Outlook reflects solid H1 2021 results, the addition of AEL in April, the addition of OSG in June, and current visibility on timing of work (assumes no new pandemic or resource related constraints)
- Anticipate growth of **13%** for revenue and **22%** for Adjusted EBITDA for full year 2021. Adjusted 2021 EBITDA expected to be in a range of $73 million to $80 million. Run rate Adjusted EBITDA (pro forma assuming AEL and OSG had been closed on January 1, 2021) estimated at $76 million to $83 million
- Government-based work remains positive YoY and seeing continued recovery in private sector work
- Positioned to benefit from expanding federal, state and local investments in infrastructure and environment
- Anticipate reduction in **net leverage[2] to ~5.5x** at 2021 year-end
- Growing backlog to fuel underlying earnings power in 2021 and beyond

1. Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of Adjusted EBITDA, Net Revenue, Adjusted Net Income and Adjusted EPS and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix included herewith.
2. Net leverage calculated as (debt – cash) / LTM Covenant Adj. EBITDA including predecessor period of acquisitions.

13

Strong market tailwinds driving growth in our core markets and services. 20 2 1 o u tl o ok r e it e rat e d for r e ve n ue and adju s te d EBITDA; Backlog and new awards supports future growth; Continuing to monitor pandemic related developments closely Executing on accretive M&A, integration efforts, cross - selling initiatives Po s iti o n e d to r e duce n e t l e verage by a full tur n in 2021 to 5.5x and to progress towards our goal of <3.0x net leverage Strong quarter for Atlas, with solid operating results with both organic growth and contributions from recent strategic acquisitions SUMMARY 14

APPE N DIX 15

RECONCILIATION Net Income to Adj. EBITDA and LTM Revenue R e c o n c ili a t i o n R e v e nu e s L T M Q 1 2 0 2 1 G r o s s R e v e nu e s R e i m b u r s e a b l e E x p e n s e s N e t R e v e nu e s Y e a r e n d e d D e c e m b e r 3 1 , 2 0 2 0 $ 468,217 $ (86,811) $ 381,406 Less: Six - months ended June 30, 2020 (222,017) (39,883) (182,134) Plus: Six - months ended July 2, 2021 254,831 (46,917) 207,914 LTM Q2 2021 $ 501,031 $ (93,845) $ 407,186 F o r t h e y e a r en d e d D e c em b e r 3 1 , Reco ncilia tio n N et Inco me to Ad j usted EB ITD A F o r t h e s i x - m o n t h s en d e d , J u l y 2 , 2 0 2 1 J un e 3 0 , 2 0 2 0 2 0 2 0 L T M Q 2 2 0 2 1 Net (loss) income $ (19,574) $ (21,324) $ (27,062) $ (25,312) Interest 33,300 12,038 24,673 45,935 Taxes 187 - 133 320 Depreciation and amortization 10,499 10,327 26,057 26,229 EBITDA $ 24,412 1,041 23,801 47,172 E B I T D A f o r a c q u i r e d b u s i n e s s prior to acquisition date - - 800 800 Other non - recurring expenses 3,700 16,678 26,731 13,753 Non - cash change in fair value of contingent consideration 2,823 - Non - cash equity compensation 1,746 10,576 11,400 2,570 Adjusted EBITDA $ 32,681 $ 28,295 $ 62,732 $ 64,295 A d j . E B I T D A % o f N e t R e v enue s L T M Q 2 2 0 2 0 1 5 . 8% 16

RECONCILIATION Net Inc o m e & EPS to Adj. Net I n c o m e and Adj. EPS F o r t h e q u a r t e r e n d e d J u l y 2 , 2 0 2 1 J un e 3 0 , 2 0 2 0 (Unaudited) Net loss attributable to Class A common stockholders per share Amortization of intangible assets ( 0 . 1 4 ) 0.10 $ ( 0 . 0 7 ) 0.11 $ Write - off of deferred financing costs - - Acquisition costs and other non - recurring charges 0.07 0.03 Fair value adjustment for contingent consideration 0.08 I n c o m e t a x e x p e n s e - - Adjusted EPS 0.11 0.07 Weighted average of shares outstanding Class A common shares (basic and diluted): 30,634 5,767 F o r t h e q u a r t e r e n d e d J u l y 2 , 2 0 2 1 J un e 3 0 , 2 0 2 0 (Unaudited) Net loss attributable to Class A common stockholders $ (4,166) $ (407) Amortization of intangible assets 3,132 608 Write - off of deferred financing costs - - Acquisition costs and other non - recurring charges 2,066 192 Fair value adjustment for contingent consideration I n c o m e t a x e x p e n s e 2,436 - - Adjusted net income attributable to Class A common stockholders 3,468 393 17